                                                                    EXHIBIT 10.2
                                                                  CONFORMED COPY


                                SEVENTH AMENDMENT

                  SEVENTH AMENDMENT, dated as of March 1, 2000 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of June 6, 1997, as amended and restated through September 14, 1998 and as amended by the First Amendment dated as of November 19, 1998, the Second Amendment dated as of December 29, 1998, the Third Amendment dated as of April 8, 1999, the Fourth Amendment dated as of April 15, 1999, the Fifth Amendment dated as of May 10, 1999 and the Sixth Amendment dated as of July 14, 1999 (the "Credit Agreement"), among Key Energy Group, Inc. (now known as Key Energy Services, Inc.), a Maryland corporation (the "Borrower"), the several Lenders from time to time parties thereto, PNC Bank, National Association ("PNC"), as Administrative Agent, Norwest Bank Texas, N.A., as Collateral Agent and PNC Capital Markets, Inc., as Arranger.

                  The parties hereto hereby agree as follows:

                  Section 1. DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

                  Section 2. AMENDMENT TO SUBSECTION 1.1 (DEFINITIONS). Subsection 1.1 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following new definition of "Production Payment Transaction":

                           "'PRODUCTION PAYMENT TRANSACTION': the sale by
                  Odessa, pursuant to a production payment of a specified quantity of hydrocarbons to be produced from oil and gas interests owned by Odessa for an aggregate purchase price of at least $15,000,000."

                  Section 3. AMENDMENT TO SUBSECTION 7.2 (LIMITATION ON INDEBTEDNESS). Subsection 7.2 of the Credit Agreement is hereby amended as follows:

                  (a) by deleting from paragraph (c) the reference to "$10,000,000" and substituting in lieu thereof a reference to "$20,000,000"; and by adding the following immediately after the reference to "September 14, 1998":

                           ", plus any amount loaned in connection with the
                  acquisition of any Foreign Subsidiary listed on Schedule 7.9(c);";

                  (b) by deleting from paragraph (d) the reference to "$25,000,000" and substituting in lieu thereof a reference to "$30,000,000";

                  (c) by deleting from paragraph (g) the reference to "$25,000,000" and substituting in lieu thereof a reference to "$30,000,000";

                  (d) by deleting from paragraph (j) the reference to "$25,000,000" and substituting in lieu thereof a reference to "$30,000,000";
                  (e) by deleting the word "and"  at the end of paragraph (l);

                  (f) by deleting the period at the end of paragraph (m) and substituting in lieu thereof a semicolon and the word "and"; and

                  (g) by adding the following new paragraph (n):

                           "(n) in the event that the Production Payment
                  Transaction involves the incurrence of Indebtedness, Indebtedness represented thereby.

                  Section 4. AMENDMENTS TO SUBSECTION 7.3 (LIMITATION ON LIENS). Subsection 7.3 of the Credit Agreement is hereby amended as follows:

                  (a) by deleting the word "and" at the end of paragraph (k);

                  (b) by deleting the period at the end of paragraph (l) and substituting in lie thereof a semicolon and the word "and"; and

                  (c) by adding the following new paragraph (m):

                           "(m) Liens on oil and gas properties and stock of
                  Odessa, arising in connection with the Production Payment Transaction.".

                  Section 5. AMENDMENTS TO SUBSECTION 7.6 (LIMITATION ON SALE OF ASSETS). Subsection 7.6 of the Credit Agreement is hereby amended as follows:

                  (a) by deleting the word "and" at the end of paragraph (c);

                  (b) by deleting the word "and" at the end of paragraph (d);

                  (c) by deleting the period at the end of paragraph (e) and substituting in lieu thereof a semicolon;

                  (d) by adding the following new paragraph (f):

                           "(f) Odessa may consummate the Production Payment
                  Transaction, PROVIDED that $10,000,000 of the proceeds is used to prepay the Term Loans; and"; and

                  (e) by adding the following new paragraph (g):

                           "(g) the swap of a portion of the Borrower's
                  production testing, slickline, wireline and pipe testing business in Texas and Louisiana in exchange for trucking assets of substantially equivalent value, PROVIDED that (i) the fair market value of the assets swapped by the Borrower in the asset swap is no more than $10,000,000 and (ii) the Borrower shall comply with the provisions of Section
                  6.10 with respect to the trucking assets acquired by the Borrower in the asset swap."

                  Section 6. AMENDMENT TO SECTION 7.8 (LIMITATION ON CAPITAL EXPENDITURES). Section 7.8 of the Credit Agreement is hereby amended as follows:

                  (a) by adding after "Significant Disposition" in Subsection 7.8(a) the words "or the Production Payment Transaction"; and

                  (b) by adding the following after the reference to "plus (ii)" in Subsection 7.8(b):

                           "the amount of any Indebtedness incurred pursuant to
                  Subsection 7.2(d) during such fiscal year plus (iii)".

                  Section 7. AMENDMENT TO SECTION 7.9 (LIMITATION ON INVESTMENTS, LOANS AND ADVANCES). Section 7.9 of the Credit Agreement is hereby amended as follows:

                  (a) Subsection 7.9(d) of the Credit Agreement is hereby amended to read in its entirety as follows:

                           "(d) Permitted Acquisitions after the Merger Loan
Date and the exchange of assets permitted by Subsection 7.6(g)";

                  (b) Subsection 7.9(e) of the Credit Agreement is hereby amended to read in its entirety as follows:

                           "(e) loans by the Borrower or any Subsidiary to, and
                  equity investments by the Borrower or any Subsidiary in, Foreign Subsidiaries in an aggregate amount (or, in the case of loans, outstanding principal amount) at any time not to exceed the amount thereof outstanding on September 14, 1998, plus any amount invested in the acquisition of any Foreign Subsidiaries listed on Schedule 7.9(c), plus $20,000,000 (for all such Foreign Subsidiaries, taken together, net of the aggregate amount of any dividends or other distributions received by the Borrower and any such Subsidiary in respect of such equity investments in Foreign Subsidiaries and excluding the amount of any such equity investments in a Designated Joint Venture made in accordance with Subsection 7.9(q)), PROVIDED that, of the amounts of investments in Foreign Subsidiaries made pursuant to this paragraph after the effective date of the Seventh Amendment hereto, not more than $5,000,000 may be loaned to, or invested in, Foreign Subsidiaries in the form of cash or Cash Equivalents and the remaining amount which may be loaned to or invested in Foreign Subsidiaries shall be in the form of loans or contributions of supplies, equipment and other non-cash items;"; and

                  (c) Subsection 7.9(f) of the Credit Agreement is hereby amended to read in its entirety as follows:

                 "(f) as permitted by Subsection 7.2(c)(iii);".

                  Section 8.AMENDMENT TO SUBSECTION 7.10 (LIMITATION ON OPTIONAL PAYMENTS AND MODIFICATIONS OF DEBT INSTRUMENTS AND ORGANIZATIONAL DOCUMENTS, ETC.). Subsection 7.10 of the Credit Agreement is hereby amended by adding the following new sentence at the end of such Subsection:

                            "Notwithstanding anything to the contrary contained
                  in the foregoing, the Borrower may apply to the purchase of Indebtedness (including the Convertible Subordinated Debentures, the 1997 Convertible Subordinated Notes and the Senior Subordinated Notes) the sum of (i) up to $75,000,000 of the Net Cash Proceeds of any issuance of its Capital Stock, PROVIDED that the Borrower shall have applied toward prepayment of the Term Loans the portion of such Net Cash Proceeds required by Subsection 2.10, and (ii) all the sale proceeds of the Production Payment Transaction in excess of the amount to be applied to prepay the Term Loans pursuant to
                  Section 7.6(f)."

                  Section 9. INSTRUCTION OF COLLATERAL AGENT. The Lenders hereby instruct the Collateral Agent to release its Liens on the stock and assets of Odessa upon receipt by the Collateral Agent of written notice from the Borrower that the Borrower is ready, willing and able to consummate the Production Payment Transaction and to comply with the provisions of Subsection 7.6(f).

                  Section 10. RESIGNATION OF COLLATERAL AGENT; APPOINTMENT OF SUCCESSOR COLLATERAL AGENT. If Norwest Bank Texas N.A., gives notice of resignation as Collateral Agent pursuant to Section 9.9 of the Credit Agreement within ninety (90) days of the Effective Date (as defined below), the Required Lenders hereby approve the future appointment of PNC Bank, National Association as the successor Collateral Agent, and the Borrower hereby consents pursuant to
Section 9.9 of the Credit Agreement.

                  Section 11. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective as of the date (the "Effective Date") that the Administrative Agent shall have received (a) this Amendment, executed and delivered by a duly authorized officer of the Borrower and the Required Lenders,
(b) the attached Acknowledgment and Consent, executed and delivered by a duly authorized officer of each of the signatories thereto, (c) from the Borrower, an amendment fee of 5.0 basis points on the Aggregate Exposure as in effect on the Effective Date of each Lender consenting to the Amendment, such amendment fee to be payable to the Administrative Agent for the account of such Lender, on the Effective Date, and (d) such other corporate documents and resolutions as the Administrative Agent may request.

                  Section 12. MISCELLANEOUS.

                  (a) REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Administrative Agent and the Lenders that as of the Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, and the representations and warranties made by the Borrower in or pursuant to the Credit Agreement or any Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

                  (b) CONTINUING EFFECT OF THE CREDIT AGREEMENT. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the borrower that would require an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Agents or the Lenders except as expressly stated herein. Except as expressly consented to hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  (c) FEES AND EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  (d) COUNTERPARTS. This Amendment may be executed in any number of counterparts (including by telecopy) by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

                  (e) GOVERNING LAW. THIS WAIVER AND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL
BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE
WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                     KEY ENERGY SERVICES, INC. (formerly
                                     known as Key Energy Group, Inc.)


                                     By:  /s/ THOMAS K. GRUNDMAN
                                        ________________________________________
                                     Title: Vice President



                                     PNC BANK, NATIONAL ASSOCIATION,
                                     as Administrative Agent and as a Lender


                                     By: /s/ Thomas A. Majeski
                                        ________________________________________
                                     Title: Vice President

                                     BANK POLSKA KASA OPIEKI S.A.,
                                     PEKAO S.A. GROUP, NEW YORK
                                     BRANCH


                                     By: /s/ Barry W. Henry
                                        ________________________________________
                                     Title: Vice President

                                     BANK LEUMI, USA


                                     By: /s/ Joung Hee Hong
                                        _______________________________________
                                     Title: Vice President

                                     BOEING CAPITAL CORPORATION


                                     By:
                                        _______________________________________
                                     Title:

                                     THE CIT GROUP/EQUIPMENT
                                     FINANCING, INC.


                                     By: /s/ Daniel E. A. Nichols
                                         _______________________________________
                                     Title: Assistant Vice President

                                     KZH CRESCENT LLC


                                     By: /s/ Peter Chin
                                        ________________________________________
                                     Title: Authorized Agent


                                     KZH CRESCENT-2 LLC


                                     By: /s/ Peter Chin
                                        ________________________________________
                                     Title: Authorized Agent


                                     KZH CRESCENT-3 LLC


                                     By: /s/ Peter Chin
                                        ________________________________________
                                     Title: Authorized Agent

                                     KZH HIGHLAND-2 LLC


                                     By: /s/ Peter Chin
                                        ________________________________________
                                     Title: Authorized Agent



                                     KZH PAMCO LLC


                                     By: /s/ Peter Chin
                                        ________________________________________
                                     Title: Authorized Agent

                                     BEAR STEARNS INVESTMENT
                                     PRODUCT INC.



                                     By:
                                        ________________________________________
                                     Title:
                                        ________________________________________

                                     Crescent/Mach I Partners, L.P.
                                     by: TCW Asset Management Company
                                     its investment Manager


                                     By: /s/ Jonathan R. Insull
                                        ________________________________________
                                     Title: Vice President

                                     Continental Assurance Company
                                     Separate Account (E)
                                     By: TCW Asset Management Company
                                     as Attorney-in-Fact


                                     By: /s/ Mark L. Gold
                                        ________________________________________
                                     Title: Managing Director



                                     By: /s/ Jonathan R. Insull
                                        ________________________________________
                                     Title: Vice President

                                     United Of Omaha Life Insurance Company
                                     By: TCW Asset Management Company,
                                     its Investment Advisor


                                     By: /s/ Mark L. Gold
                                        ________________________________________
                                     Title: Managing Director


                                     By: /s/ Jonathan R. Insull
                                        ________________________________________
                                     Title: Vice President

                                     SEQUILS 1. LTD

                                     By: TCW Advisors, Inc. as its Collateral
                                     Manager


                                     By: /s/ Mark L. Gold
                                        ________________________________________
                                     Title: Managing Director


                                     By: /s/ Jonathan R. Insull
                                        ________________________________________
                                     Title: Vice President

                                     ELC (CAYMAN) LTD. CDO SERIES
                                     1999-1


                                     By: /s/ Joseph H. Towell
                                        ________________________________________
                                     Title: Senior Vice President

                                     INDOSUEZ CAPITAL FUNDING IV, L.P.

                                     By: Indosuez Capital as Portfolio Advisor


                                     By: /s/ Melissa Marano
                                        ________________________________________
                                     Title: Vice President


                                     INDOSUEZ CAPITAL FUNDING IIA,
                                     LIMITED

                                     By: Indosuez Capital as Portfolio Advisor


                                     By: /s/ Melissa Marano
                                        ________________________________________
                                     Title: Vice President

                                     PAMCO CAYMAN LTD.

                                     By:      Highland Capital Management, L.P.,
                                              as Collateral Manager


                                     By: /s/ James Dondero, CFA, CPA
                                        ________________________________________
                                     Title: President
                                            Highland Capital Management, L.P.


                                     ML CBO IV (Cayman)


                                     By: Highland Capital Management, L.P.
                                     as Collateral Agent


                                     By:  /s/ James Dondero, CFA, CPA
                                        ________________________________________

                                     Title:  President
                                     Highland Capital Management, L.P.


                                     PAM CAPITAL FUNDING, L.P.
                                     By: Highland Capital Management, L.P.
                                     as Collateral Manager


                                     By: /s/ James Dondero, CFA, CPA
                                        ________________________________________
                                     Title: President
                                            Highland Capital Management, L.P.

                                     ML CLO XX PILGRIM AMERICA
                                     (CAYMAN) LTD.

                                     By:      Pilgrim Investments, Inc. as its
                                              Investment Manager


                                     By: /s/ Charles E. Lemieux, CFA
                                        ________________________________________
                                     Title: Assistant Vice President


                                     PILGRIM PRIME RATE TRUST

                                     By:      Pilgrim Investments, Inc., as its
                                              Investment Manager


                                     By: /s/ Charles E. Lemieux, CFA
                                        ________________________________________
                                     Title: Assistant Vice President

                                     MERRILL LYNCH PRIME RATE
                                     PORTFOLIO


                                     By:      Merrill Lynch Asset Management,
                                              L.P., as Investment Advisor


                                     By: /s/ Giles Marchand, CFA
                                        ________________________________________
                                     Title: Authorized Signatory

                                     MERRILL LYNCH SENIOR FLOATING
                                     RATE FUND, INC.


                                     By: /s/ Giles Marchand, CFA
                                        ________________________________________
                                     Title: Authorized Signatory

                                     MERRILL LYNCH SENIOR FLOATING
                                     RATE FUND II, INC.


                                     By: /s/ Giles Marchand, CFA
                                        ________________________________________
                                     Title: Authorized Signatory



                                     MERRILL LYNCH DEBT STRATEGIES
                                     FUND II, INC.


                                     By: /s/ Giles Marchand, CFA
                                        ________________________________________
                                     Title: Authorized Signatory



                                     MERRILL LYNCH DEBT STRATEGIES
                                     FUND III, INC.


                                     By: /s/ Giles Marchand, CFA
                                        ________________________________________
                                     Title: Authorized Signatory

                                     LEHMAN COMMERCIAL PAPER INC.


                                     By: /s/ Michele Swanson
                                         _______________________________________
                                     Title: Authorized Signatory

                           ACKNOWLEDGMENT AND CONSENT

                  Each of the undersigned corporations, as a guarantor under that certain Amended and Restated Master Guarantee and Collateral Agreement, dated as of June 6, 1997, as amended and restated through September 14, 1998 (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE"), made by each of such corporations in favor of the Collateral Agent, acknowledges the foregoing amendment and confirms and agrees that the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and the Guarantee and all of the Collateral (as defined in the Guarantee) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee) pursuant to the terms of the Guarantee. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Amendment to which this Acknowledgment and Consent is attached.


                                     YALE E. KEY, INC.
                                     KEY ENERGY DRILLING, INC.
                                     WELLTECH EASTERN, INC.
                                     ODESSA EXPLORATION INCORPORATED
                                     KALKASKA OILFIELD SERVICES, INC.
                                     WELL-CO OIL SERVICE, INC.
                                     PATRICK WELL SERVICE, INC.
                                     MOSLEY WELL SERVICE, INC.
                                     RAM OIL WELL SERVICE, INC.
                                     ROWLAND TRUCKING CO., INC.
                                     LANDMARK FISHING & RENTAL, INC.
                                     DUNBAR WELL SERVICE, INC.
                                     FRONTIER WELL SERVICE, INC.
                                     KEY ROCKY MOUNTAIN, INC.
                                     KEY FOUR CORNERS, INC.
                                     JETER SERVICE CO.
                                     JETER WELL SERVICE, INC.
                                     JETER TRANSPORTATION, INC.
                                     INDUSTRIAL OILFIELD SUPPLY, INC.
                                     BROOKS WELL SERVICING, INC.
                                     UPDIKE BROTHERS, INC.
                                     J.W. GIBSON WELL SERVICE COMPANY
                                     KEY ENERGY SERVICES-SOUTH TEXAS, INC.
                                     WATSON OILFIELD SERVICE & SUPPLY, INC.
                                     WELLTECH MID-CONTINENT, INC.

                                     DAWSON PRODUCTION MANAGEMENT, INC.
                                     DAWSON PRODUCTION ACQUISITION CORP.
                                     DAWSON PRODUCTION TAYLOR, INC.
                                     KEY ENERGY SERVICES-CALIFORNIA, INC.


                                     By:  /s/ Thomas k. Grundman
                                         _______________________________________
                                           Title: Vice President


                                     DAWSON PRODUCTION PARTNERS, L.P.


                                            By:      DAWSON PRODUCTION
                                                     MANAGEMENT, INC., Its sole
                                                     general partner,


                                     By:  /s/ Thomas k. Grundman
                                         _______________________________________
                                        Title: Vice President